Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

21 SUBSEQUENT EVENTS

The Company has received a preliminary non-binding proposal letter, dated April 13, 2015, from Mr. Yuqiang Deng, Chairman and chief executive officer, and Mr. Zhi Zhu, co-chief operating officer of the Company. According to the proposal letter, Mr. Deng and Mr. Zhu are interested in acquiring all of the Company’s outstanding ordinary shares that are not currently beneficially owned by them, including ordinary shares represented by the Company’s American depositary shares or “ADSs” (each representing six Class A ordinary shares of the Company), at a price of $4.90 in cash per ADS (or approximately $0.82 in cash per ordinary share).